Exhibit 10.2

AMENDMENT NO. 2 TO INVESTMENT BANKING AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTMENT BANKING AGREEMENT (this “Amendment”) is dated as of November 23, 2009, by and between Hawk Systems, Inc. (as successor to Hawk Biometric Technologies, Inc. (“Hawk of FL”)), a Delaware corporation with its principal address at 777 South Flagler Dr., Ste. 800, West Palm Beach, FL 33401 (the “Company”), and Cresta Capital Strategies, LLC, with its principal address at 1175 Walt Whitman Road, Ste. 100, Melville, NY 11747 (the “Banker”).

WHEREAS, the Hawk of FL and the Banker entered into that certain Exclusive Investment Banking Agreement, dated June 4, 2008, as amended on February 13, 2009 (the “Agreement”);

WHEREAS, on February 19, 2009, pursuant to the terms of an Agreement and Plan of Merger by and between the Company, Hawk Acquisition Corp., a newly formed, wholly-owned Florida subsidiary of the Company (“Hawk Acquisition”) and Hawk of FL, Hawk Acquisition merged with Hawk of FL (the “Merger”);

WHEREAS, in connection with the Merger, the Company assumed the obligations of Hawk of FL under the Agreement;

WHEREAS, the Company and the Banker wish to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants other agreements contained in this Amendment, the Company and the Banker hereby agree to amend the Agreement as follows:

1.

  Defined Terms; Conflicting Documents.  All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.  In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail and govern.

2.

Amendment to Certain References.  As a result of the Merger, all references to “Hawk Biometric Technologies, Inc.” throughout the Agreement shall be deleted in their entirety and replaced with “Hawk Systems, Inc.”

3.

Amendment to Section 2(f).  Section 2(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

(f)

The Company shall pay to the Banker the following:

(i)

A monthly fee of $10,000, payable on the first calendar day of each month after the date hereof; and

(ii)

$250,000 in the form of an unsecured promissory note in substantially the form attached hereto as Annex A, in full satisfaction of any and all amounts owed to the Banker by the Company as of the date hereof.

4.

Ratification.  Except as specifically herein amended and modified, all terms and conditions of the Agreement remain unchanged and in full force and effect.

5.

Incorporation of Changes.  The parties hereto covenant and agree that the amendments contemplated in this Amendment shall be deemed to be incorporated by reference into and made a part of the Agreement.

[Signature Page Follows]

SIGNATURE PAGE TO AMENDMENT NO. 2 TO

INVESTMENT BANKING AGREEMENT

Please acknowledge your acceptance of the foregoing Amendment by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

HAWK SYSTEMS, INC.
By:	/s/ David Coriaty
Name: David Coriaty
Title: Director
CRESTA CAPITAL STRATEGIES, LLC
By:	/s/ Michael Mirman
Name: Michael Mirman
Title: President

Annex A

Form of Unsecured Promissory Note